UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 7, 2004

Date of Earliest Event Reported: May 5, 2004

Sauer-Danfoss Inc.
(Exact name of Registrant as specified in its charter)

Delaware	333-48299	36-3482074
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)

250 Parkway Drive, Suite 270, Lincolnshire, Illinois		60069
(Address of principal executive offices)		(Zip Code)

Registrants telephone number, including area code:     (515) 239-6000

Item 5.  Other Events

This current report on Form 8-K is being filed for the purpose of disclosing one press announcing the election of Chairman and Vice Chairman of the company.  A copy of the press release is being furnished as Exhibit 99.1 hereto and is incorporated by reference in its entirety.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits.

Exhibit No.	Description
99.1	Press release dated May 5, 2004, announcing the election of Chairman and Vice Chairman of the company.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAUER-DANFOSS INC.

Date: May 7, 2004	By: /s/ Kenneth D. McCuskey
Name: Kenneth D. McCuskey
Title: Vice President and Chief Accounting Officer